                                                                   EXHIBIT 10.13

                           CASTLE & COOKE HOMES, INC.

                        1993 STOCK OPTION AND AWARD PLAN

                    (as amended, through September 1, 1993)

                               TABLE OF CONTENTS

                                                               Page
                                                               -----
I.    THE PLAN.............................................      1
      1.1   Purpose.........................................     1
      1.2   Administration and Authorization;
            Power and Procedure.............................     1
      1.3   Participation...................................     3
      1.4   Shares Available for Awards.....................     3
      1.5   Grant of Awards.................................     4
      1.6   Award Period....................................     4
      1.7   Limitations on Exercise and Vesting of Awards..      4
      1.8   Acceptance of Notes to Finance Exercise.........     5
      1.9   No Transferability..............................     6

II.   EMPLOYEE OPTIONS.....................................      6
      2.1   Grants..........................................     6
      2.2   Option Price....................................     6
      2.3   Limitations on Grant and Terms of
            Incentive Stock Options.........................     7
      2.4   Limits on 10% Holders...........................     8
      2.5   Option Repricing/Cancellation and
            Regrant/Waiver of Restrictions..................     8

III.  STOCK APPRECIATION RIGHTS............................      8
      3.1   Grants..........................................     8
      3.2   Exercise of Stock Appreciation Rights...........     9
      3.3   Payment.........................................     9

IV.     RESTRICTED STOCK AWARDS.......................... 10
        4.1   Grants..................................... 10
        4.2   Restrictions............................... 10
        4.3   Return to the Corporation.................. 11

V.      PERFORMANCE SHARE AWARDS AND STOCK BONUSES....... 11
        5.1   Grants of Performance Share Awards......... 11
        5.2   Grants of Stock Bonuses.................... 11
        5.3   Deferred Payments.......................... 12

VI.     OTHER PROVISIONS................................. 12
        6.1   Rights of Eligible Employees,
              Participants.and Beneficiaries............. 12
        6.2   Adjustments; Acceleration.................. 13
        6.3   Termination of Employment; Termination
              of Subsidiary Status....................... 14
        6.4   Compliance with Laws....................... 15
        6.5   Tax Withholding............................ 15
        6.6   Plan Amendment, Termination and
              Suspension................................. 16
        6.7   Privileges of Stock Ownership.............. 16
        6.8   Effective Date of this Plan................ 17
        6.9   Term of this Plan.......................... 17
        6.10  Governing Law/Construction/Severability.... 17
        6.11  Captions................................... 18
        6.12  Non-Exclusivity of Plan.................... 18

VII. DEFINITIONS......................................... 18
        7.1  Definitions................................. 18

                          CASTLE & COOKE HOMES, INC.

                       1993 STOCK OPTION AND AWARD PLAN

                    (as amended, through September 1, 1993)


I.   THE PLAN.

     1.1       Purpose
               -------

               The purpose of this Plan is to promote the success of the Company and the interest of its stockholders by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees by providing them long-term incentives to improve the financial performance of the Company. "Corporation" means Castle & Cooke Homes, Inc., a Hawaii corporation, and its successors, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VII.

     1.2       Administration and Authorization; Power and Procedure.
               -----------------------------------------------------

               (a)  Committee.  This Plan shall be administered by and all
                    ---------
Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

               (b)  Plan Awards; Interpretation; Powers of Committee.  Subject
                    ------------------------------------------------
to the express provisions of this Plan, the Committee shall have the authority, and the determinations of the Committee shall be conclusive with respect:

               (i) to determine the particular Eligible Employees who will receive Awards;

               (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

               (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

               (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Employee Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

               (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

               (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

               (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

               (c)  Binding Determinations.  Any action taken by, or inaction
                    ----------------------
of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

               (d)  Reliance on Experts.  In making any determination or in
                    -------------------
taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

               (e)  Delegation.  The Committee may delegate ministerial, non-
                    ----------
discretionary functions to individuals who are officers or employees of the Company.

     1.3       Participation.
               -------------

               Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall not be eligible to receive any Awards.

     1.4       Shares Available for Awards.
               ----------------------------

               Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

               (a)  Number of Shares.  The maximum number of shares of Common
                    ----------------
Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 900,000 shares, subject to adjustments contemplated by Section 6.2.

               (b)  Calculation of Available Shares and Replenishment.  Shares
                    --------------------------------------------------
subject to outstanding Awards of derivative securities (as defined in Rule 16a-1(c) under the Exchange Act) shall be reserved for issuance. If any Option or other right to acquire shares of Common Stock under or receive cash or shares in respect of an Award shall expire or be cancelled or terminated without having been exercised or paid in full, or any Common Stock subject to a Restricted Stock Award or other Award shall not vest or be delivered, the unpurchased, unvested or undelivered shares of Common Stock subject thereto shall again be available for the purposes of this Plan, subject only to any applicable limitations under Rule 16b-3; provided, however, that if the Corporation
                              ------------------
withholds shares of Common Stock pursuant to Section 6.5, the number of shares that would have been deliverable with respect to an Award but that are withheld pursuant to the provisions of Section 6.5 may in effect not be issued, but the aggregate number of shares issuable with respect to the applicable Award and under this Plan shall be reduced by the number of shares withheld and such shares shall not be available for additional Awards under this Plan. Subject only to the preceding sentence, Section 1.4(c) and Section 6.10(c), (1) Awards payable solely in cash, and Awards that do not constitute equity securities as defined in Rule 16a-1(d), shall not reduce the number of shares available for Awards under this Plan, (2) any imputed charges to the maximum number of shares deliverable under this Plan (through reserves or otherwise) shall be reversed in the case of Awards actually paid in cash, and (3), to the extent any shares were previously reserved in respect of Awards payable in cash or shares, the number of shares not delivered shall again be available for purposes of this Plan.

          (c)  Provisions for Certain Cash Awards.  The maximum number of Awards
               -----------------------------------
payable solely in cash under the Plan that would constitute derivative securities but for the exclusion in Rule 16a-1(c)(3)(i) under the Exchange Act ("Cash Only Awards"), including Cash Only Awards in the form of Performance Share Awards or Stock Appreciation Rights, to the extent paid in cash, shall be based upon the number of shares referenced for purpose of determining the value or price of the Cash Only Award and shall not, together with the number of shares theretofore delivered and subject to then outstanding Awards payable (or deemed payable) in shares under this Plan, exceed 900,000, subject to adjustments under Section 6.2. Cash Only Awards and other Awards payable in cash or payable in cash or shares that are forfeited or for any reason are not so paid under this Plan may again, subject to Section 6.10(c), be the subject of and available for subsequent Awards under the Plan. Except as above provided for tax withholding offsets under Section 6.5, if an Award may be settled only in cash and satisfies the requirements for exemption under Rule 16b-3 or exclusion from the definition of derivative security under Rule 16a-1(c)(3)(ii), such Award need not be counted against the limits under Section 1.4(a), (b) or
(c).

     1.5  Grant of Awards.
          ---------------

          Subject to the express provisions of this Plan, the Committee shall determine those individuals who are Eligible Employees, the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award, the other terms of the Award, and, in the case of Performance Share Awards, in addition to the matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. Each Award shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Committee as are not inconsistent with the specific provisions of this Plan.

     1.6  Award Period.
          ------------

          Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

     1.7  Limitations on Exercise and Vesting of Awards.
          ---------------------------------------------

          (a)  Provisions for Exercise.  Unless the Committee otherwise
               -----------------------
provides, no Award shall be exercisable or shall vest until at least six months after the initial

Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

               (b)  Procedure.  Any exercisable Award shall be deemed to be
                    ---------
exercised when the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.

               (c)  Fractional Shares/Minimum Issue.  Fractional share interests
                    -------------------------------
shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     1.8       Acceptance of Notes to Finance Exercise.
               ---------------------------------------

               The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:


               (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under this Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

               (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not
           --------
exceed a period of 10 years.

               (c) The note shall provide for full recourse to the Employee Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

               (d) If the employment of the Employee Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Employee Participant to incur liability under
Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this

Corporation) by the Employee Participant subsequent to such termination.

               (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

               (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

     1.9       No Transferability.
               ------------------

               Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to (or registered only in the name of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and Rule 16b-3) to a third party pursuant to such conditions and procedures as the Committee may establish. Other than by will or the laws of descent and distribution or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any award, including, without limitation, any Option, performance share or share of Restricted Stock shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation) and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan. The designation of a Beneficiary for purposes hereof shall not constitute a transfer for these purposes.


II.  EMPLOYEE OPTIONS.

     2.1       Grants.
               ------

               One or more Options may be granted under this Article to any Eligible Employee. Each Option granted shall be designated by the Committee in the applicable Award Agreement as either a Nonqualified Stock Option or an Incentive Stock Option.

     2.2       Option Price.
               ------------

               (a) Pricing Limits. The purchase price per share of the Common
                   -------------
Stock covered by each Option shall be determined by the Committee at the time of the

Award, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

               (b)  Payment Provisions.  The purchase price of any shares
                    ------------------
purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute
                 --------  -------
discretion limit the Participant's ability to exercise an Award by delivering such shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. In addition to the payment methods described above, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 6.5. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

     2.3       Limitations on Grant and Terms of Incentive Stock Options.
               ---------------------------------------------------------

               (a)  $100,000 Limit.  To the extent that the aggregate Fair
                    --------------
Market Value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the Fair Market Value of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

               (b)  Option Period.  Each Option and all rights thereunder shall
                    -------------
expire no later than ten years after the Award Date.

               (c) Other Code Limits. There shall be imposed in any Award
                   -----------------
Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4       Limits on 10% Holders.
               ---------------------

               No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.5       Option Repricing/Cancellation and Regrant/Waiver of
               ---------------------------------------------------
               Restrictions.
               ------------

               Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.


III. STOCK APPRECIATION RIGHTS.

     3.1       Grants.
               ------

               In its discretion, the Committee may grant to any Eligible Employee Stock Appreciation Rights concurrently with the grant of Options on such terms as set forth by the Committee in the Award Agreement for such Option. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

     3.2       Exercise of Stock Appreciation Rights.
               -------------------------------------

               (a)  Exercisability.  Unless the Award Agreement or the Committee
                    --------------
otherwise provides, a Stock Appreciation Right shall be exercisable at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the Option price of the related Option.

               (b)  Effect on Available Shares.  To the extent that a Stock
                    --------------------------
Appreciation Right is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

               (c)  Proportionate Reduction.  If a Stock Appreciation Right
                    ------------------------
extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.


     3.3       Payment.
               -------

               (a)  Amount.  Unless the Committee otherwise provides, upon
                    ------
exercise of a Stock Appreciation Right and surrender of an exercisable portion of any related Option to the extent required by Section 3.2, the Participant shall be entitled to receive subject to Section 6.5 payment of an amount determined by multiplying

                    (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

                    (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

               (b)  Form of Payment.  The Committee, in its sole discretion,
                    ---------------
shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.


IV.       RESTRICTED STOCK AWARDS.

     4.1       Grants.
               ------

               The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant and the restrictions imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than one year after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making the appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

     4.2       Restrictions.
               ------------

               (a)  Pre-Vesting Restraints.  Except as provided in Section 4.1
                    ----------------------
and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledges or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

               (b)  Dividend and Voting Rights.  Unless otherwise provided in
                    --------------------------
the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall not be entitled to dividends for any of the shares (which may be retained in a restricted account) until they have vested, but shall be entitled to vote such shares prior to vesting.

               (c)  Cash Payments.  If the Participant shall have paid cash in
                    -------------
connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

     4.3       Return to the Corporation.
               --------------------------

          Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.


V.        PERFORMANCE SHARE AWARDS AND STOCK BONUSES.

     5.1       Grants of Performance Share Awards.
               ----------------------------------

          The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors, which in the case of any Award to a Section 16 Person shall include but not be limited to the contributions, responsibilities and other compensation of the person as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee may determine.

     5.2       Grants of Stock Bonuses.
               -----------------------

          The Committee may grant a Stock Bonus to any Eligible Employee to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

     5.3       Deferred Payments.
               -----------------

          The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accreted benefits thereon based upon such deferral, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.


VI.       OTHER PROVISIONS.

     6.1       Rights of Eligible Employees, Participants and Beneficiaries.
               ------------------------------------------------------------

               (a)  Employment Status.  Status as an Eligible Employee shall not
                    -----------------
be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

                (b) No Employment Contract.  Nothing contained in this Plan (or
                    ----------------------
in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

                (c) Plan Not Funded.  Awards payable under this Plan shall be
                    ---------------
payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(b)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     6.2       Adjustments; Acceleration.
               -------------------------

               (a)  Adjustments.  If the outstanding shares of Common Stock are
                    -----------
changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Corporation, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the shareholders of the Corporation, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety which in the judgment of the Committee materially affects the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable,
(a) proportionately adjust any or all of (1) the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (2) any performance standards appropriate to any outstanding awards and/or (3) the consideration payable with respect to Awards granted prior to any such change and the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards; or (b) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange or spin off, make provision for a cash payment or for the substitution or exchange of (x) any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards, for (y) cash, property and/or other securities, based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided,
                                                                      ---------
however, in each case, that with respect to awards of Incentive Stock Options,
- -------
no such adjustment shall be made which would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to any Stock Appreciation Rights based upon the adjustments made to the Options to which they are related.

            (b)     Acceleration of Awards Upon Change in Control.  Unless prior
                    ---------------------------------------------
to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) the number of shares, cash or other property covered by each Performance Share Award shall be issued to the Participant; provided, however, that in no event shall any Award be accelerated as to any Section 16 Person to a date less than six months after the Award Date of such Award. The Committee may override the limitations on acceleration in this Section 6.2 (b) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse such acceleration in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with any applicable regulatory requirements, including without limitation Rule 16b-3 and Section 422 of the Code.

               (c)  Possible Early Termination of Accelerated Awards.   If any
                    -------------------------------------------------
Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 6.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in
Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of the reorganization event described in Section 6.2(a) that results in a Change of Control approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

     6.3       Termination of Employment; Termination of Subsidiary Status.
               ------------------------------------------------------------

               (a) If the Participant's employment by the Company terminates for any reason other than Retirement, Total Disability or death, the Participant shall have, subject to earlier termination pursuant to or as contemplated by
Section 1.6, three months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option to the extent not exercisable on that date shall terminate.

                (b) If the Participant's employment by the Company terminates as a result of Retirement, Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by
Section 1.6, 12 months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable by the date of termination of employment, and any Option to the extent not exercisable on that date shall terminate.

                (c) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 1.6 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

                (d) The Committee shall establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) in the event of a termination of employment and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

          (e) For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity owned, controlled by or under common control with the Company.

          (f) Notwithstanding the foregoing provisions, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine.

     6.4       Compliance With Laws.
               --------------------

          This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

     6.5       Tax Withholding.
               ---------------

          Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to
(i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation; provided, the Committee may impose such conditions on the payment of any withholding obligation necessary in the case of persons subject to the reporting and liability provisions of Section 16 of the Exchange Act to avoid liability under Section 16 of the Exchange Act or to secure the benefits otherwise available under any applicable exemptive or other rule thereunder with respect to a "plan" or particular award or action related thereto.

     6.6       Plan Amendment, Termination and Suspension.
               ------------------------------------------

          (a)  Board or Committee Authorization.  The Board may, at any
               --------------------------------
time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

          (b)  Shareholder Approval.  To the extent then required by Rule
               --------------------
16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

          (c)  Amendments to Awards.  Without limiting any other express
               --------------------
authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect, in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Award.

          (d)  Limitations on Amendments to Plan and Awards.  No amendment,
               --------------------------------------------
suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

     6.7       Privileges of Stock Ownership.
               -----------------------------

          Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholders for which a record date is prior to such date of delivery.

     6.8    Effective Date of this Plan.
            ---------------------------

               This Plan shall be effective as of  February ________, 1993.

     6.9       Term of this Plan.
               -----------------

          No Award shall be granted after February _______, 2003 (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including its authority to amend an Award, shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

     6.10      Governing Law/Construction/Severability.
               ---------------------------------------

          (a)  Choice of Law.  This Plan, the Awards, all documents
               -------------
evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Hawaii.

          (b)  Severability.  If any provision shall be held by a court of
               ------------
competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (c)  Plan Construction.  It is the intent of the Corporation that
               -----------------
this Plan and Awards hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to Section 16. Persons in the circumstances, such provision shall be deemed void, to the extent permitted by law and deemed advisable by the Committee.

          (d)  Limitations Prior to September 1, 1993.  Notwithstanding any
               ---------------------------------------
other provision of this Plan, any Award granted to a Section 16 Person prior to the mandatory expiration of the Rule 16b transition period is subject to the following additional limitations:

          (1) the Award may provide for the issuance of shares of Common Stock as a stock bonus for no consideration other than services rendered; and

          (2) in the event of an Award under which shares of Common Stock are or in the future may be issued for any other type of consideration, the amount of such consideration either (a) shall be equal to the minimum (such as the par value of such shares) required to be received by the Corporation to comply with applicable state law, or (b) shall be equal to or greater than 50% of the Fair Market Value of the shares of Common Stock on the date of the Award; provided
                                                                     --------
that in the case of Restricted Stock Awards, the amount shall equal the minimum lawful amount (but not more than 10% of the market value of the stock subject to the Award on the Award Date) and any right to purchase the Restricted Stock must be exercised within 60 days of the Award Date.

     6.11      Captions.
               --------

          Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     6.12      Non-Exclusivity of Plan.
               -----------------------

          Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

VII. DEFINITIONS.

     7.1       Definitions.
               -----------

          (a)  "Award" shall mean an award of any Option, Stock
               -------
Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

          (b)  "Award Agreement" shall mean any writing setting forth the
               -----------------
terms of an Award that has been authorized by the Committee.

          (c)  "Award Date"  shall mean the date upon which the Committee
               ------------
took the action granted an Award or such later date as the Committee designates as the Award Date.

          (d)  "Award Period" shall mean the period beginning on an Award
               --------------
Date and ending on the expiration date of such Award.

               (e)  "Beneficiary" shall mean the person, persons, trust or
                    -------------
trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

               (f)  "Board" shall mean the Board of Directors of the
                    -------
Corporation.

               (g)  "Change in Control Event" shall mean any of the following:
                    -------------------------

               (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

               (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

               (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporations' business and/or assets to a person or entity which is not a Subsidiary or other affiliate; or

               (4) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than a person having beneficial ownership of securities of the Corporation at the time of adoption of this Plan or an affiliate of such person, or any successor, heir, descendent or related party of or to any of them) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation.

               (h)  "Code" shall mean the Internal Revenue Code of 1986, as
                    ------
amended from time to time.

               (i)  "Commission" shall mean the Securities and Exchange
                    ------------
Commission.

               (j)  "Committee" shall mean a committee appointed by the Board to
                    -----------
administer this Plan, which committee shall be comprised only of three (or, effective September 1, 1993, two) or more directors or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be Disinterested; provided that until such time as the Corporation has a class of securities registered pursuant to Section 12 of the Exchange Act, the Board as a whole shall comprise the Committee without regard to whether its members are "Disinterested" .

               (k)  "Common Stock" shall mean the Common Stock of the
                    --------------
Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
Section 6.2 of this Plan.

               (l)  "Company" shall mean, collectively, the Corporation and its
                    ---------
Subsidiaries.

               (m)  "Corporation" shall mean Castle & Cooke Homes, Inc., a
                    -------------
Hawaii corporation, and its successors.

               (n)  "Disinterested" shall mean disinterested within the meaning
                    ---------------
of any applicable regulatory requirements, including Rule 16b-3.

               (o)  "Eligible Employee" shall mean an officer (whether or not a
                    -------------------
director) or key employee of the Company, or any Other Eligible Person, as determined by the Committee in its discretion.

               (p)  "ERISA" shall mean the Employee Retirement Income Security
                    -------
Act of 1974, as amended.

               (q)  "Exchange Act" shall mean the Securities Exchange Act of
                    --------------
1934, as amended from time to time.

               (r)  "Fair Market Value" on any date shall mean the closing price
                    -------------------
of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; provided, however, if the stock is not listed or admitted to trade on a national securities exchange, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for Plan purposes.

              (s)  "Incentive Stock Option" shall mean an Option which is
                   ------------------------
designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section.

              (t)   "Nonqualified Stock Option" shall mean an Option that is
                    ---------------------------
designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

              (u)  "Non-Employee Director" shall mean a member of the Board of
                    -----------------------
Directors of the Corporation who is not an officer or employee of the Company.

              (v)  "Option" shall mean an option to purchase Common Stock under
                    --------
this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

              (w)  "Other Eligible Person" shall mean any other person
                    -----------------------
(including significant agents and consultants) who performs substantial services for the Company of a nature similar to those performed by key employees, who is selected to participate in this Plan by the Committee from time to time; provided that in no event shall a Non-Employee Director be selected as an Other Eligible Person.

               (x)  "Participant" shall mean an Eligible Employee who has been
                    -------------
granted an Award under this Plan.

               (y)  "Performance Share Award" shall mean an award of a right to
                     -----------------------
receive shares of Common Stock, the issuance of which is contingent upon attainment of performance objectives specified by the Committee.

               (z)  "Personal Representative" shall mean the person or persons
                    -------------------------
who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

               (aa) "Plan" shall mean this Castle & Cooke Homes, Inc. 1993 Stock
                    ------
Option and Award Plan.

          (bb) "Restricted Stock" shall mean shares of Common Stock awarded to a
               ------------------
Participant subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

          (cc)  "Retirement" shall mean retirement from active service as an
                ------------
employee or officer of the Company on or after attaining age 55 with ten or more years of service or age 65.

          (dd)  "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the
                ------------
Commission pursuant to the Exchange Act.

          (ee) "Section 16 Person" shall mean a person subject to Section
               -------------------
16(a) of the Exchange Act.

          (ff)  "Securities Act" shall mean the Securities Act of 1933, as
                ----------------
amended from time to time.

          (gg)  "Stock Appreciation Right" shall mean a right authorized
                --------------------------
under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

          (hh)  "Stock Bonus" shall mean an Award of shares of Common Stock
                -------------
for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

          (ii)  "Subsidiary" shall mean any corporation or other entity a
                ------------
majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (jj)  "Total Disability" shall mean a "permanent and total
                ------------------
disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.